UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2019

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

Portfolio Managers’ Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Jenny Rhee manages the Nuveen Symphony Credit Opportunities Fund, while Scott Caraher oversees the investments of the Nuveen Symphony Floating Rate Income Fund.

Effective October 1, 2018, Gunther Stein is no longer a portfolio manager for the Funds. Jenny Rhee serves as the portfolio manager for the Nuveen Symphony Credit Opportunities Fund and Scott Caraher continues to serve as the portfolio manager for the Nuveen Symphony Floating Rate Income Fund.

Effective May 23, 2019 (subsequent to the close of the reporting period), Scott Caraher has been named a portfolio manager for Nuveen Symphony Credit Opportunities Fund and Jenny Rhee has been named a portfolio manager for Nuveen Symphony Floating Rate Income Fund. Jenny Rhee will continue to serve as portfolio manager for Nuveen Symphony Credit Opportunities Fund and Scott Caraher will continue to serve as portfolio manager for Nuveen Symphony Floating Rate Income Fund.

Effective August 2019 (subsequent to the close of the reporting period), Nuveen Symphony Credit Opportunities Fund’s name will be changed to Nuveen Symphony High Yield Income Fund. The Fund currently invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade. When the Fund’s name changes to Nuveen Symphony High Yield Income Fund, the Fund will be required to invest, under normal circumstances, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt instruments (e.g., bonds and loans) rated below investment-grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable credit quality. Additionally, the Fund currently may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. When the Fund’s name changes, it will be permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy.

Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2019.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the ICE BofAML U.S. High Yield Master II Index, the Custom Benchmark and the Lipper High Yield Funds Classification Average. Loans experienced downside volatility in the first half of the reporting period alongside high yield. However, high yield staged a stronger recovery during the first quarter of 2019 amid a more benign environment for interest rate sensitive assets and strong inflows into high yield mutual funds and exchange-traded funds (ETFs).

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 21.5% senior loans and 75.1% high yield bonds. The Fund may utilize

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

For the six-month reporting period ended March 31, 2019, the credit markets were fairly volatile with the fourth quarter of 2018 having experienced negative price action while the first quarter of 2019 experienced a subsequent swift rally. In the fourth quarter of 2018, outflows from floating rate loan mutual funds and ETFs, as well as open-end high yield funds drove a sell-off and price declines across the levered corporate credit market. What prompted these retail investor outflows was a combination of a volatile equity market, macro concerns related to trade, as well as shifting sentiment around the potential for future rate hikes by the U.S. Federal Reserve which created negative demand for loans. Fortunately, this negative sentiment abated then reversed in the second half of the reporting period, supporting risk assets.

During the reporting period, we continued to favor positioning within short maturity high yield bonds versus the overall high yield bond market and have utilized the Fund’s ability to invest in senior loans that have floating rate coupon structures. Despite the ebbing of investor concern over rising U.S. interest rates following the Fed’s communicated “pause” in its rate hike campaign, we maintained our loan exposure as the loan sell-off was more technically driven versus fundamentally driven and offered a compelling return. This was particularly the case after the dramatic rally of longer duration assets in the first quarter of 2019. In terms of sector weightings relative to the ICE BofAML U.S. High Yield Master II Index, we maintained an overweight to information technology which is in large part driven by issuer-specific situations within that sector that may offer good total return value. In terms of underweights, the Fund was underweight industrials, autos and metals/mining, as these sectors are highly volatile and cyclical.

Detracting from performance versus the high yield market during the reporting period was the Fund’s more conservative duration profile as longer duration assets rallied dramatically in the first quarter of 2019. Also detracting from performance was the Fund’s allocation to senior loans which failed to keep up with the recovery in high yield, which is also consistent with the broader theme of longer duration assets rallying in response to a more dovish Fed.

Notable contributors to the Fund’s absolute performance were the bonds and loans of Blackboard, Inc. Blackboard, which focuses on education technology, announced in early March 2019 that it had reached an agreement to divest its “transact” business. The transaction will allow the firm to improve its financial position which led to strong performance within the bonds and loans. Also contributing to performance were the bonds of Ardagh Packaging Finance PLC. Ardagh, which is engaged in the packaging business, has seen strong operating results amid a strong economic environment for its business. Lastly, the bonds of Scientific Games International Inc. were additive to performance. Scientific Games, which develops lottery-based gaming products, reported quarterly results that exceeded expectations. The company successfully completed a debt offering during the reporting period. We continue to hold our positions in Blackboard, Ardagh and Scientific Games.

In terms of notable detractors to absolute Fund performance, the loans of Skillsoft Corporation detracted from performance. Skillsoft is an educational technology company that was downgraded during the reporting period and announced earnings that were below expectations. Additionally, the bonds of Bristow Group Inc. also detracted. Bristow, which is involved in aviation technology, saw its bonds move sharply lower post earnings amid the announcement of accounting irregularities. Lastly, the bonds of Intelsat Jackson Holdings hurt performance. Intelsat, a global satellite services firm, has seen its bonds move lower following delays by the Federal Communication Commission around its decision to allow Intelsat and similar firms to sell rights to airwaves related to Spectrum C-band technology. We exited our position in Bristow Group and marginally reduced our position in Intelsat during the reporting period.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

For the six-month reporting period ended March 31, 2019, the credit markets were fairly volatile with the fourth quarter of 2018 having experienced negative price action while the first quarter of 2019 experienced a subsequent swift rally. In the fourth quarter, outflows from open-end loan and high yield mutual funds and exchange-traded funds (ETFs), drove a sell-off and price declines across the levered corporate credit market. What prompted these retail investor outflows was a combination of a volatile equity market, macro concerns related to trade, as well as shifting sentiment around the potential for future rate hikes by the U.S. Federal Reserve which created negative demand for loans. Fortunately, this negative sentiment abated then reversed in the second half of the reporting period, supporting risk assets. However, retail investor flows did not return to the loan market following the improved sentiment.

During the reporting period, we believed credit conditions would remain benign and the economic environment supportive. Further, in our opinion and given risk premiums were narrow, investors were not being adequately compensated for taking incremental risk, specifically credit and liquidity risk. Due to these circumstances, the Fund maintained its relative higher-than-market exposure to larger, more liquid facilities within the loan market. In addition, the Fund was overweight higher quality loans relative to the broader loan market. Despite volatile markets, credit conditions during the reporting period remained quite benign as defaults were low, corporate earnings robust and continued U.S. economic growth continued to be supportive of credit. From a sector positioning perspective, the Fund continued overweight exposure to both media and gaming industries. The overweights primarily reflected attractive company-specific, high conviction opportunities, as opposed to a top-down view on each industry in its entirety. In terms of industry sector underweights, a notable underweight was to the services industry. It is our preference to invest in issuers with higher levels of tangible assets that can be sold if necessary to support the issuers’ debt liabilities.

The Fund’s portfolio, which consists predominantly of senior loans, was negative on a total return basis during the reporting period, and underperformed its benchmark. Mitigating underperformance was the Fund’s allocation to high yield bonds, which outperformed senior loans during the reporting period. In terms of industry attribution, security selection within health care and service industries aided absolute and relative return, while security selection within the financials, energy and media/telecom detracted from performance results.

Notably contributing to absolute performance during the reporting period were the loans and bonds of TIBCO Software, Inc., a visualization software company. TIBCO’s high coupon debt remained relatively stable amid the recent volatility in the market. Also contributing to return were the loans of a communications infrastructure company, Communication Sales and Leasing, Inc. Debt investors reacted positively to the company cutting its dividend despite revenue growth, as it will allow the company to sustainability service its debt liabilities. We continue to hold our positions in TIBCO and Communication Sales & Leasing.

Notably detracting from absolute performance were the loans of Walter Investment Management Corporation, a residential mortgage servicer. The company announced in late January 2019 that the company was in confidential talks with lenders ahead of a potential prearranged Chapter 11 filing. Also detracting from performance were the loans of Skillsoft Corporation. Skillsoft is an educational technology company that was downgraded during the reporting period and announced earnings that were below expectations. Lastly, exposure to the post-reorg equity of Avaya, Inc., a telephony technology hardware company, was a large detractor from performance. Avaya stock was volatile alongside the broad volatility in U.S. equities over the reporting period and declined further given its relatively high level of corporate leverage. We continue to hold our positions in Walter Investment Management, Skillsoft and Avaya.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.18%	5.28%	3.59%	6.53%
Class A Shares at maximum Offering Price	(3.63)%	0.28%	2.59%	5.95%
ICE BofAML U.S. High Yield Master II Index	2.39%	5.94%	4.70%	6.85%
Custom Benchmark Index	1.69%	4.92%	4.38%	6.07%
Lipper High Yield Funds Classification Average	1.73%	4.39%	3.43%	5.80%

Class C Shares	0.79%	4.52%	2.83%	5.73%
Class I Shares	1.30%	5.53%	3.86%	6.79%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.36%	5.68%	4.40%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.05%	1.80%	0.69%	0.80%
Net Expense Ratios	1.01%	1.76%	0.65%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(0.02)%	2.48%	2.88%	4.32%
Class A Shares at maximum Offering Price	(3.02)%	(0.60)%	2.26%	3.92%
Credit Suisse Leveraged Loan Index	0.58%	3.33%	3.83%	4.34%
Lipper Loan Participation Funds Classification Average	0.05%	2.18%	2.82%	3.36%

Class C Shares	(0.35)%	1.70%	2.12%	3.54%
Class I Shares	0.11%	2.73%	3.13%	4.58%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.21%	2.88%	3.70%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.05%	1.80%	0.66%	0.80%

Yields    as of March 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.94%	4.46%	5.43%	5.42%
SEC 30-Day Yield-Subsidized	5.12%	4.62%	5.71%	5.63%
SEC 30-Day Yield-Unsubsidized	5.11%	4.62%	5.68%	5.63%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.18%	4.59%	5.60%	5.59%
SEC 30-Day Yield-Subsidized	4.77%	4.16%	5.34%	5.15%
SEC 30-Day Yield-Unsubsidized	4.77%	4.16%	5.34%	5.15%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Corporate Bonds	75.1%

Variable Rate Senior Loan Interests	21.5%

Convertible Bonds	1.0%

Common Stocks	0.9%

Common Stock Rights	0.1%

Warrants	0.1%

Investment Companies	1.7%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Top Five Holdings

(% of net assets)

Scientific Games International Inc.	1.2%

Greeneden U.S. Holdings II LLC, Term Loan B	1.1%

Sprint Corporation	1.0%

Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC	1.0%

Revlon Consumer Products Corporation, Term Loan B, First Lien	1.0%

Portfolio Composition

(% of net assets)

Media	11.9%

Hotels Restaurants & Leisure	9.3%

Oil, Gas & Consumable Fuels	8.2%

Software	6.3%

Containers & Packaging	4.6%

Health Care Providers & Services	3.7%

Communications Equipment	3.4%

Diversified Telecommunication Services	3.3%

Wireless Telecommunication Services	2.8%

Energy Equipment & Services	2.7%

Food Products	2.7%

Consumer Finance	2.6%

IT Services	2.2%

Pharmaceuticals	2.1%

Household Durables	2.1%

Commercial Services & Supplies	2.0%

Health Care Equipment & Supplies	2.0%

Diversified Financial Services	1.9%

Equity Real Estate Investment Trusts	1.8%

Aerospace & Defense	1.7%

Professional Services	1.5%

Other	19.9%

Investment Companies	1.7%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	6.1%

BB or Lower	91.8%

N/R (not rated)	2.1%

Total	100%

Holding Summaries as of March 31, 2019 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	84.3%

Corporate Bonds	9.6%

Common Stocks	0.8%

Warrants	0.2%

Common Stock Rights	0.1%

Other Assets Less Liabilities	5.0%

Net Assets	100%

Top Five Holdings

(% of net assets)

iHeart Communications, Inc., Term Loan D	2.3%

Intelsat Jackson Holdings, S.A., Term Loan B	1.4%

CenturyLink, Inc., Term Loan B	1.3%

Quikrete Holdings, Inc., Term Loan B	1.1%

Sprint Corporation, Term Loan, First Lien	1.1%

Portfolio Composition

(% of net assets)

Media	11.6%

Software	8.6%

Hotels, Restaurants & Leisure	8.5%

Health Care Providers & Services	6.3%

Diversified Telecommunication Services	3.6%

Commercial Services & Supplies	3.4%

Oil, Gas & Consumable Fuels	3.2%

Communications Equipment	3.0%

Wireless Telecommunication Services	2.7%

Pharmaceuticals	2.6%

IT Services	2.5%

Real Estate Management & Development	2.3%

Food & Staples Retailing	2.3%

Capital Markets	2.2%

Aerospace & Defense	1.9%

Diversified Financial Services	1.7%

Professional Services	1.5%

Technology Hardware, Storage & Peripherals	1.5%

Diversified Consumer Services	1.4%

Insurance	1.4%

Machinery	1.4%

Specialty Retail	1.3%

Airlines	1.3%

Other	18.8%

Other Assets Less Liabilities	5.0%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	13.1%

BB or Lower	83.2%

N/R (not rated)	3.7%

Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is October 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.80	$1,007.90	$1,013.60	$1,013.00
Expenses Incurred During the Period	$5.02	$8.76	$3.16	$3.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.21	$1,021.79	$1,021.19
Expenses Incurred During the Period	$5.04	$8.80	$3.18	$3.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.63% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.80	$996.50	$1,002.10	$1,001.10
Expenses Incurred During the Period	$5.24	$9.01	$3.39	$4.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.91	$1,021.54	$1,020.89
Expenses Incurred During the Period	$5.29	$9.10	$3.43	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 0.68% and 0.81% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.7%

	CORPORATE BONDS – 75.1%

	Aerospace & Defense – 0.8%

$2,000	TransDigm Inc., 144A	6.250%	3/15/26	Ba3	$2,075,000

2,500	TransDigm Inc.	6.000%	7/15/22	B–	2,540,200

4,500	Total Aerospace & Defense				4,615,200

	Auto Components – 0.6%

1,800	Allison Transmission Inc., 144A	5.875%	6/01/29	BB	1,820,250

1,750	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A, (WI/DD)	6.250%	5/15/26	BB	1,785,000

3,550	Total Auto Components				3,605,250

	Beverages – 0.7%

3,700	Cott Holdings Inc., 144A	5.500%	4/01/25	B1	3,732,375

	Building Products – 0.6%

3,410	Builders FirstSource Inc., 144A	5.625%	9/01/24	BB–	3,358,850

	Capital Markets – 0.7%

3,700	LPL Holdings Inc., 144A	5.750%	9/15/25	BB–	3,747,360

	Chemicals – 0.6%

3,600	PQ Corporation, 144A	5.750%	12/15/25	B	3,505,500

	Commercial Services & Supplies – 1.5%

2,700	Covanta Holding Corp.	5.875%	7/01/25	B1	2,747,250

2,580	Multi-Color Corp., 144A	4.875%	11/01/25	B	2,663,850

1,650	Ritchie Bros Auctioneers Inc., 144A	5.375%	1/15/25	BB	1,680,937

1,395	Tervita Escrow Corp., 144A	8.000%	12/01/21	B+	1,384,538

8,325	Total Commercial Services & Supplies				8,476,575

	Communications Equipment – 2.7%

11,050	Avaya Inc., 144A, (3), (4)	10.500%	3/01/21	N/R	—

3,435	Avaya Inc., 144A, (3), (4)	7.000%	4/01/19	N/R	—

3,600	CommScope Finance LLC, 144A	6.000%	3/01/26	Ba1	3,723,732

5,050	CommScope Inc., 144A	5.500%	6/15/24	BB–	4,944,455

4,000	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	4,061,200

1,800	ViaSat Inc., 144A	5.625%	4/15/27	BB+	1,831,698

850	ViaSat Inc., 144A	5.625%	9/15/25	B	813,875

1,400	Univision Communications Inc., 144A	5.125%	2/15/25	B	1,303,750

31,185	Total Communications Equipment				16,678,710

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.6%

$3,000	Great Lakes Dredge & Dock Corp.	8.000%	5/15/22	B–	$3,146,250

	Construction Materials – 0.1%

850	Summit Materials LLC / Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB	820,250

	Consumer Finance – 2.1%

2,805	Curo Group Holdings Corp., 144A	8.250%	9/01/25	B–	2,405,288

2,200	DAE Funding LLC, 144A	5.250%	11/15/21	BB+	2,244,000

1,700	DAE Funding LLC, 144A	4.500%	8/01/22	BB+	1,714,875

2,000	Navient Corp.	6.625%	7/26/21	BB	2,090,000

850	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B1	773,500

2,750	Refinitiv US Holdings Inc., 144A	6.250%	5/15/26	BB+	2,787,812
12,305	Total Consumer Finance				12,015,475

	Containers & Packaging – 4.6%

4,400	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., 144A	6.000%	2/15/25	B	4,400,000

4,670	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., 144A	4.625%	5/15/23	BB	4,699,187

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,165,750

2,000	Flex Acquisition Co Inc., 144A	6.875%	1/15/25	CCC+	1,910,000

1,890	Graphic Packaging International LLC	4.125%	8/15/24	BB+	1,847,475

5,627	Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC, 144A	5.125%	7/15/23	B+	5,718,439

1,750	Sealed Air Corp., 144A	5.500%	9/15/25	BB+	1,842,225

2,000	Sealed Air Corp., 144A	5.125%	12/01/24	BB+	2,071,920
25,487	Total Containers & Packaging				25,654,996

	Diversified Financial Services – 0.8%

1,036	ASP AMC Merger Sub Inc., 144A	8.000%	5/15/25	CCC	466,200

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	3,930,188
4,861	Total Diversified Financial Services				4,396,388

	Diversified Telecommunication Services – 2.8%

3,000	CenturyLink Inc.	5.800%	3/15/22	BB	3,063,750

1,500	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	1,518,750

5,840	Intelsat Luxembourg SA	7.750%	6/01/21	Ca	5,237,750

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,467,731

1,900	Qualitytech LP / QTS Finance Corp., 144A	4.750%	11/15/25	BB	1,838,250

2,000	Sprint Capital Corp.	6.875%	11/15/28	B+	1,922,500

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	775,298
16,445	Total Diversified Telecommunication Services				15,824,029

	Electric Utilities – 0.4%

2,375	Talen Energy Supply LLC, 144A	10.500%	1/15/26	B	2,474,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.4%

$850	Energizer Gamma Acquisition Inc.	6.375%	7/15/26	B+	$871,250

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,315,063
2,175	Total Electrical Equipment				2,186,313

	Energy Equipment & Services – 1.7%

4,000	FTS International Inc.	6.250%	5/01/22	B	3,870,000

420	McDermott Escrow 1/ ESC 2, 144A	10.625%	5/01/24	B3	349,125

1,300	Nabors Industries Inc.	5.500%	1/15/23	BB	1,240,850

1,300	Oceaneering International Inc.	6.000%	2/01/28	BB+	1,235,000

1,320	Seven Generations Energy Ltd, 144A	5.375%	9/30/25	BB	1,290,300

850	Transocean Guardian Ltd, 144A	5.875%	1/15/24	B+	863,258

851	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B+	861,131
10,041	Total Energy Equipment & Services				9,709,664

	Entertainment – 0.3%

1,500	Lions Gate Capital Holdings LLC, 144A	6.375%	2/01/24	B2	1,571,250

	Equity Real Estate Investment Trust – 1.5%

3,200	CyrusOne LP / CyrusOne Finance Corporation	5.000%	3/15/24	BBB–	3,268,000

4,775	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	BBB–	4,989,397
7,975	Total Equity Real Estate Investment Trust				8,257,397

	Food & Staples Retailing – 1.0%

2,750	Albertsons Cos LLC / Safeway Inc. / New Albertsons LP / Albertson’s LLC	6.625%	6/15/24	B+	2,777,500

2,695	Performance Food Group Inc., 144A	5.500%	6/01/24	BB	2,718,581
5,445	Total Food & Staples Retailing				5,496,081

	Food Products – 2.0%

1,800	Chobani LLC / Chobani Finance Corp. Inc., 144A, (WI/DD)	7.500%	4/15/25	CCC+	1,613,250

3,000	JBS Investments GmbH, 144A	6.250%	2/05/23	BB–	3,041,700

2,820	Pilgrim’s Pride Corp.	5.750%	3/15/25	BB	2,848,200

1,000	Pilgrim’s Pride Corp., 144A	5.875%	9/30/27	BB	1,007,500

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B+	2,528,125
11,120	Total Food Products				11,038,775

	Gas Utilities – 0.6%

3,300	Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	3,271,125

	Health Care Equipment & Supplies – 1.2%

850	AMN Healthcare Inc., 144A	5.125%	10/01/24	Ba2	838,312

1,000	Avantor Inc., 144A	9.000%	10/01/25	B–	1,083,750

2,500	Avantor Inc., 144A	6.000%	10/01/24	BB	2,593,750

1,500	Hill-Rom Holdings Inc., 144A	5.000%	2/15/25	BB	1,522,050

820	Hologic Inc., 144A	4.375%	10/15/25	BB–	815,736
6,670	Total Health Care Equipment & Supplies				6,853,598

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 3.0%

$2,365	Encompass Health Corp.	5.750%	11/01/24	B+	$2,394,562

1,900	HCA Inc.	5.375%	9/01/26	Ba2	1,999,750

4,000	Molina Healthcare Inc.	5.375%	11/15/22	BB–	4,152,440

1,900	Molina Healthcare Inc., 144A	4.875%	6/15/25	BB–	1,878,625

2,000	Polaris Intermediate Corporation, 144A	8.500%	12/01/22	B–	1,973,000

1,350	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A, (WI/DD)	9.750%	12/01/26	CCC+	1,400,625

2,700	WellCare Health Plans Inc.	5.250%	4/01/25	BB	2,794,500

200	West Street Merger Sub Inc., 144A	6.375%	9/01/25	CCC+	194,500
16,415	Total Health Care Providers & Services				16,788,002

	Health Care Technology – 0.4%

2,500	Change Healthcare Holdings LLC, 144A	5.750%	3/01/25	B–	2,473,625

	Hotels, Restaurants & Leisure – 9.3%

3,750	1011778 BC ULC / New Red Finance Inc., 144A	4.250%	5/15/24	BB–	3,712,500

1,865	Boyd Gaming Corp.	6.375%	4/01/26	B	1,930,275

1,700	Boyne USA Inc., 144A	7.250%	5/01/25	B	1,819,000

2,750	Caesars Resort Collection LLC / CRC Finco Inc., 144A	5.250%	10/15/25	B–	2,653,750

2,600	Eldorado Resorts Inc.	6.000%	4/01/25	B	2,632,500

940	Hilton Domestic Operating Co Inc.	4.250%	9/01/24	BB+	938,233

3,400	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	3,531,750

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB	3,541,125

2,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 144A	6.750%	11/15/21	B+	2,060,000

3,100	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,162,000

875	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	4.750%	6/01/27	BB	859,687

900	Marriott Ownership Resorts Inc., 144A	6.500%	9/15/26	BB	942,930

3,775	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/01/24	BB+	3,944,875

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,334,000

500	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	490,000

6,500	Scientific Games International Inc.	6.625%	5/15/21	CCC+	6,565,000

1,100	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A	7.000%	7/15/26	B–	1,146,750

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,674,500

2,750	Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corporation, 144A	5.875%	5/15/25	B–	2,717,344

3,400	Wyndham Hotels & Resorts Inc., 144A	5.375%	4/15/26	Ba2	3,451,000

2,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A	4.250%	5/30/23	BB–	1,965,000
51,555	Total Hotels, Restaurants & Leisure				52,072,219

	Household Durables – 1.3%

1,000	Beazer Homes USA Inc.	8.750%	3/15/22	B3	1,046,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$1,950	KB Home	7.000%	12/15/21	BB–	$2,086,500

2,250	Shea Homes LP / Shea Homes Funding Corporation, 144A	5.875%	4/01/23	BB–	2,216,250

1,800	William Lyon Homes Inc.	6.000%	9/01/23	B+	1,741,500
7,000	Total Household Durables				7,090,250

	Independent Power & Renewable Electricity Producers – 0.5%

2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	2,543,750

	Insurance – 0.2%

1,250	Fidelity & Guaranty Life Holdings Inc., 144A	5.500%	5/01/25	BB+	1,254,688

	Internet & Direct Marketing Retail – 0.4%

2,350	Netflix Inc.	4.875%	4/15/28	BB–	2,326,500

	Internet Software & Services – 0.3%

1,700	j2 Cloud Services LLC / j2 Global Co-Obligor Inc., 144A	6.000%	7/15/25	BB	1,765,875

	IT Services – 1.2%

2,750	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	2,743,125

4,000	CDW LLC Finance	5.500%	12/01/24	Ba2	4,205,000
6,750	Total IT Services				6,948,125

	Machinery – 0.9%

1,800	Apex Tool Group LLC / BC Mountain Finance Inc., 144A, (DD1)	9.000%	2/15/23	B–	1,728,000

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,075,000

2,400	USA Compression Partners LP / USA Compression Finance Corp.	6.875%	4/01/26	BB–	2,454,000
5,200	Total Machinery				5,257,000

	Media – 11.4%

1,500	AMC Entertainment Holdings Inc.	5.750%	6/15/25	B3	1,402,200

2,375	CCO Holdings LLC / CCO Holdings Capital Corp., 144A	5.125%	5/01/23	BB+	2,430,789

725	CCO Holdings LLC / CCO Holdings Capital Corp., 144A	4.000%	3/01/23	BB+	724,311

1,500	CCO Holdings LLC / CCO Holdings Capital Corp., 144A	5.500%	5/01/26	BB+	1,548,750

2,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144A	5.375%	5/01/25	BB+	2,065,000

3,500	Clear Channel Worldwide Holdings Inc., 144A	9.250%	2/15/24	CCC+	3,710,000

3,790	CSC Holdings LLC, 144A	5.375%	7/15/23	BB	3,861,062

2,000	CSC Holdings LLC, 144A	5.500%	4/15/27	BB	2,042,300

2,500	DISH DBS Corp.	5.875%	7/15/22	BB–	2,419,500

1,500	DISH DBS Corp.	5.000%	3/15/23	BB–	1,350,000

1,750	EW Scripps Co/The, 144A	5.125%	5/15/25	B	1,666,875

3,890	Gray Television Inc., 144A	5.125%	10/15/24	BB–	3,899,725

8,000	iHeartCommunications Inc., 144A, (4)	11.250%	3/01/21	N/R	5,280,000

31,633	iHeartCommunications Inc., (4)	14.000%	2/01/21	CC	4,191,332

7,535	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	5,236,825

2,000	Lamar Media Corp., 144A	5.750%	2/01/26	BB	2,090,000

1,800	Lamar Media Corp.	5.750%	2/01/26	BB	1,881,000

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,890	Nexstar Broadcasting, Inc., 144A	5.625%	8/01/24	B+	$1,918,350

4,975	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	4,925,250

2,000	Quebecor Media Inc.	5.750%	1/15/23	B+	2,085,000

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,847,250

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB+	2,233,000

1,600	Videotron Ltd, 144A	5.125%	4/15/27	BB	1,632,000

2,300	Virgin Media Secured Finance PLC, 144A	5.250%	1/15/26	BB+	2,314,375
94,763	Total Media				62,754,894

	Metals & Mining – 0.4%

1,250	Hudbay Minerals Inc., 144A	7.250%	1/15/23	B+	1,292,188

850	Steel Dynamics Inc.	4.125%	9/15/25	BB+	830,875
2,100	Total Metals & Mining				2,123,063

	Oil, Gas & Consumable Fuels – 7.0%

2,055	California Resources Corp., 144A	8.000%	12/15/22	B–	1,613,792

1,890	Callon Petroleum Co	6.125%	10/01/24	B+	1,899,450

2,625	Calumet Specialty Products Partners LP / Calumet Finance Corp.	6.500%	4/15/21	B–	2,572,500

2,700	Cheniere Energy Partners LP	5.250%	10/01/25	BB	2,760,750

2,346	Denbury Resources Inc., 144A	9.250%	3/31/22	B	2,263,890

1,900	Denbury Resources Inc.	6.375%	8/15/21	CCC	1,472,500

3,760	Diamondback Energy Inc.	4.750%	11/01/24	BBB–	3,843,848

700	Rex Energy Corp.	8.000%	10/01/20	N/R	8,540

3,710	Holly Energy Partners LP / Holly Energy Finance Corporation, 144A	6.000%	8/01/24	BB	3,828,720

1,750	Murphy Oil Corp.	5.750%	8/15/25	BBB–	1,807,073

2,350	Murphy Oil Corp.	6.875%	8/15/24	BBB–	2,488,108

1,500	Parsley Energy LLC / Parsley Finance Corporation, 144A	6.250%	6/01/24	BB–	1,550,625

750	Parsley Energy LLC / Parsley Finance Corporation, 144A	5.250%	8/15/25	BB–	740,156

1,890	PDC Energy Inc.	6.125%	9/15/24	BB–	1,890,000

5,000	Peabody Energy Corp., 144A	6.000%	3/31/22	BB	5,037,500

1,820	QEP Resources Inc.	5.625%	3/01/26	BB–	1,647,100

2,000	Whiting Petroleum Corp.	5.750%	3/15/21	BB	2,023,000

1,750	WPX Energy Inc.	5.750%	6/01/26	BB–	1,776,250
40,496	Total Oil, Gas & Consumable Fuels				39,223,802

	Paper & Forest Products – 0.6%

950	Louisiana-Pacific Corporation	4.875%	9/15/24	BB+	947,625

2,250	Norbord Inc., 144A	6.250%	4/15/23	BB+	2,306,250
3,200	Total Paper & Forest Products				3,253,875

	Pharmaceuticals – 2.1%

4,049	Advanz Pharma Corp.	8.000%	9/06/24	B–	3,806,060

1,750	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B–	1,855,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals (continued)

$2,750	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B–	$2,777,500

1,875	Catalent Pharma Solutions Inc.	4.875%	1/15/26	B+	1,856,250

1,750	Eagle Holding Co II LLC, 144A	7.625%	5/15/22	CCC+	1,765,312
12,174	Total Pharmaceuticals				12,060,122

	Real Estate Management & Development – 0.8%

2,700	Howard Hughes Corporation, 144A	5.375%	3/15/25	BB–	2,686,500

1,800	Realogy Group LLC / Realogy Co-Issuer Corp., 144A	4.875%	6/01/23	B	1,674,000
4,500	Total Real Estate Management & Development				4,360,500

	Semiconductors & Semiconductor Equipment – 0.8%

1,820	Entegris Inc., 144A	4.625%	2/10/26	BB	1,801,800

1,800	Qorvo, Inc., 144A	5.500%	7/15/26	BB+	1,858,680

825	Versum Materials Inc., 144A	5.500%	9/30/24	BB+	867,281
4,445	Total Semiconductors & Semiconductor Equipment				4,527,761

	Software – 1.6%

3,750	Blackboard Inc., 144A	9.750%	10/15/21	CCC–	3,403,125

1,000	Fair Isaac Corporation, 144A	5.250%	5/15/26	BB+	1,030,000

900	Nuance Communications Inc.	5.625%	12/15/26	BB–	922,500

1,750	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	1,767,500

1,600	Symantec Corp., 144A	5.000%	4/15/25	Baa3	1,602,916
9,000	Total Software				8,726,041

	Technology Hardware, Storage & Peripherals – 0.2%

1,170	Western Digital Corp.	4.750%	2/15/26	Baa3	1,115,888

	Thrifts & Mortgage Finance – 1.1%

3,500	Freedom Mortgage Corporation, 144A	8.125%	11/15/24	B+	3,106,250

3,150	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	3,197,250
6,650	Total Thrifts & Mortgage Finance				6,303,500

	Trading Companies & Distributors – 0.5%

1,700	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	1,670,250

1,425	BMC East LLC, 144A	5.500%	10/01/24	BB	1,400,063
3,125	Total Trading Companies & Distributors				3,070,313

	Wireless Telecommunication Services – 2.8%

2,000	Altice Financing SA, 144A	6.625%	2/15/23	B+	2,045,000

3,480	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	3,453,900

2,750	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	2,434,575

2,250	Intelsat Jackson Holdings SA, 144A	8.500%	10/15/24	CCC+	2,188,125

5,550	Sprint Corporation	7.875%	9/15/23	B+	5,827,500
16,030	Total Wireless Telecommunication Services				15,949,100
$470,392	Total Corporate Bonds (cost $445,564,291)				422,425,054

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 21.5% (5)

	Aerospace & Defense – 0.9%

$4,287	Sequa Corporation, Term Loan B	7.776%	3-Month LIBOR	5.000%	11/28/21	B2	$4,206,752

985	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	CCC–	966,453
5,272	Total Aerospace & Defense						5,173,205

	Air Freight & Logistics – 0.1%

741	Ceva Group PLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	717,860

	Commercial Services & Supplies – 0.5%

708	Education Management LLC, Term Loan A, (4)	0.000%	N/A	N/A	7/02/20	N/R	26,560

1,023	Education Management LLC, Term Loan B, (4)	0.000%	N/A	N/A	7/02/20	N/R	1,668

3,153	iQor US, Inc., Term Loan, First Lien	7.797%	3-Month LIBOR	5.000%	4/01/21	Baa3	2,971,551
4,884	Total Commercial Services & Supplies						2,999,779

	Communications Equipment – 0.7%

1,980	Avaya, Inc., Term Loan B	6.777%	1-Month LIBOR	4.250%	12/15/24	B	1,974,792

1,929	MultiPlan, Inc., Term Loan B	5.351%	3-Month LIBOR	2.750%	6/07/23	B+	1,871,424
3,909	Total Communications Equipment						3,846,216

	Consumer Finance – 0.5%

2,736	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	2,722,569

	Diversified Consumer Services – 1.1%

2,420	Cengage Learning Acquisitions, Inc., Term Loan B	6.736%	1-Month LIBOR	4.250%	6/07/23	Ba3	2,184,455

571	Education Management LLC, Elevated Term Loan B, (4)	0.000%	N/A	N/A	7/02/20	Ba3	91,414

1,845	Houghton Mifflin, Term Loan B, First Lien, (DD1)	5.499%	1-Month LIBOR	3.000%	5/28/21	Ba1	1,750,253

2,245	Laureate Education, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	4/26/24	B+	2,247,537
7,081	Total Diversified Consumer Services						6,273,659

	Diversified Financial Services – 1.1%

4,145	Freedom Mortgage Corporation, Term Loan B	7.249%	1-Month LIBOR	4.750%	2/23/22	B+	4,155,555

1,134	Getty Images, Inc., Initial Dollar Term Loan	7.000%	1-Month LIBOR	4.500%	2/19/26	Ba2	1,127,176

914	Veritas US, Inc., Term Loan B1	7.021%	1-Month LIBOR	4.500%	1/27/23	B	849,156
6,193	Total Diversified Financial Services						6,131,887

	Diversified Telecommunication Services – 0.5%

2,843	Numericable Group S.A., Term Loan B13	6.484%	1-Month LIBOR	4.000%	8/14/26	Baa2	2,732,714

	Energy Equipment & Services – 1.0%

4,213	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	Ba1	4,047,936

1,690	Seadrill Partners LLC, Initial Term Loan	8.601%	3-Month LIBOR	6.000%	2/21/21	Ba1	1,411,172
5,903	Total Energy Equipment & Services						5,459,108

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Equity Real Estate Investment Trust – 0.3%

$1,746	Communications Sales & Leasing, Inc., Shortfall Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	$1,709,167

	Food Products – 0.7%

1,995	Chobani, LLC, New Term Loan (First Lien)	5.999%	1-Month LIBOR	3.500%	10/10/23	Ba2	1,917,599

1,995	JBS USA LLC, Term Loan B	5.094%	1-Month LIBOR	2.500%	10/30/22	BB	1,984,318
3,990	Total Food Products						3,901,917

	Health Care Equipment & Supplies – 0.8%

1,488	Air Methods Term Loan, First Lien	6.101%	3-Month LIBOR	3.500%	4/22/24	B	1,126,378

2,004	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	1-Month LIBOR	5.750%	2/28/21	Ba1	1,964,208

1,521	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	Ba3	1,498,285
5,013	Total Health Care Equipment & Supplies						4,588,871

	Health Care Providers & Services – 0.7%

3,980	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B	3,994,925

	Household Durables – 0.8%

4,298	Apex Tool Group, LLC, Term Loan B, (DD1)	6.249%	1-Month LIBOR	3.750%	2/01/22	Ba1	4,188,957

675	Serta Simmons Holdings LLC, Term Loan, First Lien	5.983%	1-Month LIBOR	3.500%	11/08/23	B3	504,726
4,973	Total Household Durables						4,693,683

	Insurance – 0.3%

1,960	Acrisure LLC, Term Loan B	6.879%	3-Month LIBOR	4.250%	11/22/23	B	1,951,163

	Interactive Media & Services – 0.3%

1,746	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	Baa3	1,638,643

	Internet Software & Services – 1.1%

3,929	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	Ba3	3,914,558

863	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B	860,595

88	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	87,551

2,825	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	B2	1,172,375
7,705	Total Internet Software & Services						6,035,079

	IT Services – 1.0%

2,742	First Data Corporation, Term Loan, First Lien	4.486%	1-Month LIBOR	2.000%	7/10/22	Ba1	2,738,253

2,943	Syniverse Holdings, Inc., Term Loan C	7.484%	1-Month LIBOR	5.000%	3/09/23	B	2,710,305
5,685	Total IT Services						5,448,558

	Marine – 0.2%

992	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	6-Month LIBOR	6.000%	7/02/23	B	986,094

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Media – 0.5%

$1,144	Affinion Group Holdings, Inc., Term Loan, First Lien	10.232%	3-Month LIBOR	7.750%	5/10/22	Caa2	$1,013,728

1,643	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	Baa3	1,617,893

327	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	Ba2	301,870
3,114	Total Media						2,933,491

	Oil, Gas & Consumable Fuels – 1.2%

3,912	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	B+	3,779,301

3,520	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	3,009,994
7,432	Total Oil, Gas & Consumable Fuels						6,789,295

	Personal Products – 1.0%

7,538	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.129%	3-Month LIBOR	3.500%	11/16/20	CCC+	5,496,420

	Professional Services – 1.5%

4,232	Ceridian HCM Holding, Inc., Term Loan B	5.743%	1-Month LIBOR	3.250%	4/30/25	B1	4,226,577

5,163	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B1	4,357,659
9,395	Total Professional Services						8,584,236

	Road & Rail – 0.4%

2,142	Avolon LLC, Term Loan B	4.488%	1-Month LIBOR	2.000%	1/15/25	BBB–	2,127,566

	Software – 4.0%

3,055	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	3,009,179

4,554	BMC Software, Inc., Term Loan B	6.851%	3-Month LIBOR	4.250%	10/02/25	Ba3	4,469,053

3,617	Ellucian, Term Loan B, First Lien	5.851%	3-Month LIBOR	3.250%	9/30/22	B	3,599,299

6,395	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B2	6,325,528

5,028	TIBCO Software, Inc., Term Loan, First Lien	6.000%	1-Month LIBOR	3.500%	12/04/20	B	5,015,530
22,649	Total Software						22,418,589

	Specialty Retail – 0.3%

1,800	Petsmart Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,615,500
$131,422	Total Variable Rate Senior Loan Interests (cost $127,980,002)						120,970,194

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.0%

	Biotechnology – 0.7%

$2,950	Acorda Therapeutics Inc.	1.750%			6/15/21	N/R	$2,603,375

1,800	Clovis Oncology Inc.	2.500%			9/15/21	N/R	1,672,395
4,750	Total Biotechnology						4,275,770

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Technology Hardware, Storage & Peripherals – 0.3%

$1,900	Western Digital Corporation, 144A, (WI/DD)	1.500%	2/01/24	Baa3	$1,671,074
$6,650	Total Convertible Bonds (cost $5,946,045)				5,946,844

Shares	Description (1)				Value

	COMMON STOCKS – 0.9%

	Diversified Consumer Services – 0.2%

135,995	Cengage Learning Holdings II Inc., (7), (8)				$900,967

	Internet & Direct Marketing Retail – 0.0%

652	Catalina Marketing Corp., (7), (8)				13,040

	Marine – 0.0%

2,332	HGIM Corp., (7), (8)				83,952

	Media – 0.0%

9,292	Tribune Co, (7)				6,040

	Oil, Gas & Consumable Fuels – 0.0%

18,365	Riviera Resources Inc., (8)				256,926

	Software – 0.7%

231,551	Avaya Holdings Corp., (8)				3,897,003

	Specialty Retail – 0.0%

11,975	Gymboree Holding Corp., (7), (8)				5,988

32,604	Gymboree Holding Corp., (7), (8)				16,302
	Total Specialty Retail				22,290
	Total Common Stocks (cost $13,856,699)				5,180,218

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

2,935	Fieldwood Energy LLC, (7), (8)				$95,878

14,531	Fieldwood Energy LLC, (3), (8)				470,457
	Total Common Stock Rights (cost $414,740)				566,335

Shares	Description (1)				Value

	WARRANTS – 0.1%

	Software – 0.0%

45,063	Avaya Holdings Corp., (7)				$90,126

	Marine – 0.1%

10,423	HGIM Corp., (7)				375,228
	Total Warrants (cost $5,060,813)				465,354
	Total Long-Term Investments (cost $598,822,590)				555,553,999

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.7%

	INVESTMENT COMPANIES – 1.7%

9,459,814	BlackRock Liquidity Funds T-Fund Portfolio, (9)	2.301% (10)	$9,459,814
	Total Short-Term Investments (cost $9,459,814)		9,459,814
	Total Investments (cost $608,282,404) – 100.4%		565,013,813
	Other Assets Less Liabilities – (0.4)%		(2,385,366)
	Net Assets – 100%		$562,628,447

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)

“Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 95.0%

	VARIABLE RATE SENIOR LOAN INTERESTS – 84.3% (2)

	Aerospace & Defense – 1.9%

$3,014	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	5.250%	1-Month LIBOR	2.750%	10/04/24	BB	$2,355,719

2,491	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.499%	1-Month LIBOR	2.000%	8/21/24	BB+	2,470,779

6,072	Sequa Corporation, Term Loan B	7.776%	3-Month LIBOR	5.000%	11/28/21	B–	5,958,566

4,444	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	Caa2	4,360,694

2,122	Transdigm, Inc., Term Loan E	4.999%	1-Month LIBOR	2.500%	5/30/25	Ba3	2,069,940

6,885	Transdigm, Inc., Term Loan F	4.999%	1-Month LIBOR	2.500%	6/09/23	Ba3	6,738,976
25,028	Total Aerospace & Defense						23,954,674

	Air Freight & Logistics – 0.2%

1,120	PAE Holding Corporation, Term Loan B	7.999%	1-Month LIBOR	5.500%	10/20/22	B+	1,113,970

1,766	XPO Logistics, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,738,984
2,886	Total Air Freight & Logistics						2,852,954

	Airlines – 1.3%

1,350	Allegiant Travel Company, Term Loan B	7.238%	3-Month LIBOR	4.500%	2/05/24	BB–	1,347,469

1,949	American Airlines, Inc., Replacement Term Loan	4.493%	1-Month LIBOR	2.000%	10/10/21	BB+	1,937,256

3,915	American Airlines, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/28/23	BB+	3,846,339

6,315	American Airlines, Inc., Term Loan B	4.484%	1-Month LIBOR	2.000%	12/14/23	BB+	6,205,673

2,779	United Air Lines, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	4/01/24	BBB–	2,754,039
16,308	Total Airlines						16,090,776

	Auto Components – 0.2%

1,405	DexKo Global, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	7/24/24	B1	1,386,217

1,500	Johnson Controls Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	1,484,985
2,905	Total Auto components						2,871,202

	Automobiles – 0.2%

500	Caliber Collision, Term Loan B	5.982%	1-Month LIBOR	3.500%	2/05/26	N/R	501,188

2,370	Navistar, Inc., Tranche B, Term Loan	6.000%	1-Month LIBOR	3.500%	11/06/24	BB–	2,367,037
2,870	Total Automobiles						2,868,225

	Beverages – 0.4%

5,225	Jacobs Douwe Egberts, Term Loan B	4.500%	1-Month LIBOR	2.000%	11/01/25	Ba2	5,194,594

	Biotechnology – 0.3%

4,054	Grifols, Inc., Term Loan B	4.660%	1-Week LIBOR	2.250%	1/31/25	BB	4,034,240

	Building Products – 1.2%

1,898	Fairmount, Initial Term Loan	6.160%	1-Week LIBOR	3.750%	6/01/25	BB	1,627,430

14,733	Quikrete Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	14,411,608
16,631	Total Building Products						16,039,038

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 2.2%

$8,261	Capital Automotive LP, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	3/25/24	B1	$8,190,497

5,517	Capital Automotive LP, Term Loan, Second Lien	8.500%	1-Month LIBOR	6.000%	3/24/25	B3	5,535,503

2,000	Distributed Power, Term Loan B	5.988%	3-Month LIBOR	3.250%	10/31/25	B	1,972,500

1,075	Lions Gate Entertainment Corporation, Term Loan A	4.499%	1-Month LIBOR	2.000%	3/22/23	Ba2	1,062,906

11,375	RPI Finance Trust, Term Loan B6	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	11,324,916
28,228	Total Capital Markets						28,086,322

	Chemicals – 0.6%

1,071	Akzo Nobel Speciality, Term Loan B	5.740%	1-Month LIBOR	3.250%	10/01/25	B1	1,058,711

698	SI Group, Term Loan B	9.198%	Prime	3.777%	10/15/25	B	699,117

6,265	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB+	6,204,905
8,034	Total Chemicals						7,962,733

	Commercial Services & Supplies – 2.9%

9,344	ADS Waste Holdings, Inc., Term Loan B	4.660%	1-Week LIBOR	2.250%	11/10/23	BB+	9,318,230

3,376	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.956%	2-Month LIBOR	4.250%	6/21/24	B	3,243,154

245	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	9,177

354	Education Management LLC, Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	576

10,789	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	10,422,224

2,237	GFL Environmental, Term Loan	5.499%	1-Month LIBOR	3.000%	5/31/25	B+	2,167,639

5,784	iQor US, Inc., Term Loan, First Lien	7.797%	3-Month LIBOR	5.000%	4/01/21	Caa1	5,451,414

417	iQor US, Inc., Term Loan, Second Lien	11.547%	3-Month LIBOR	8.750%	4/01/22	Caa3	336,804

1,225	KAR Auction Services, Inc., Term Loan B5	5.125%	3-Month LIBOR	2.500%	3/09/23	Ba2	1,223,471

1,661	Protection One, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	5/02/22	BB–	1,646,245

2,379	Trans Union LLC, Term Loan B4	4.499%	1-Month LIBOR	2.000%	6/15/25	BB+	2,350,519

594	West Corporation, Incremental Term Loan B1	6.129%	3-Month LIBOR	3.500%	10/10/24	Ba3	553,113
38,405	Total Commercial Services & Supplies						36,722,566

	Communications Equipment – 1.5%

9,505	Avaya, Inc., Term Loan B	6.777%	1-Month LIBOR	4.250%	12/15/24	B	9,480,029

3,000	CommScope, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	3,002,490

2,394	Lumentum Holdings, Term Loan B	4.999%	1-Month LIBOR	2.500%	12/10/25	BB	2,393,258

2,394	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	2,357,491

2,677	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	Ba1	2,633,733
19,970	Total Communications Equipment						19,867,001

	Construction & Engineering – 0.7%

2,629	Aecom Technology Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	3/13/25	BBB–	2,585,045

1,734	KBR, Inc., Term Loan B	6.249%	1-Month LIBOR	3.750%	4/25/25	Ba3	1,737,096

1,681	Pike Corp., Term Loan B	6.000%	1-Month LIBOR	3.500%	3/23/25	B	1,681,729

2,650	Traverse Midstream Partners, Term Loan B	6.500%	1-Month LIBOR	4.000%	9/27/24	B+	2,652,303
8,694	Total Construction & Engineering						8,656,173

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Consumer Finance – 0.4%

$2,371	Vantiv LLC, Repriced Term Loan B4	4.208%	1-Month LIBOR	1.750%	8/09/24	BBB–	$2,369,602

2,691	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	2,677,194
5,062	Total Consumer Finance						5,046,796

	Containers & Packaging – 0.3%

1,073	Berry Global, Inc., Term Loan Q	4.610%	2-Month LIBOR	2.000%	10/01/22	BBB–	1,068,058

2,393	Berry Global, Inc., Term Loan R	4.493%	1-Month LIBOR	2.000%	1/19/24	Ba2	2,379,615
3,466	Total Containers & Packaging						3,447,673

	Distributors – 0.5%

4,142	Atotech, Initial Term Loan B1	5.601%	3-Month LIBOR	3.000%	1/31/24	B+	4,061,081

2,385	SRS Distribution, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	5/23/25	B3	2,282,648
6,527	Total Distributors						6,343,729

	Diversified Consumer Services – 1.4%

12,332	Cengage Learning Acquisitions, Inc., Term Loan B	6.736%	1-Month LIBOR	4.250%	6/07/23	B	11,131,809

197	Education Management LLC, Elevated Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	31,584

6,891	Houghton Mifflin, Term Loan B, First Lien	5.499%	1-Month LIBOR	3.000%	5/28/21	B	6,536,632
19,420	Total Diversified Consumer Services						17,700,025

	Diversified Financial Services – 1.7%

1,878	Freedom Mortgage Corporation, Term Loan B	7.249%	1-Month LIBOR	4.750%	2/23/22	Ba2	1,882,813

3,600	Getty Images, Inc., Initial Dollar Term Loan	7.000%	1-Month LIBOR	4.500%	2/19/26	B2	3,579,209

4,396	Fly Funding II S.a r.l., Term Loan B	4.700%	3-Month LIBOR	2.000%	2/09/23	BB+	4,338,468

2,061	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	Ba2	2,039,134

2,326	Veritas US, Inc., Term Loan B1	7.021%	1-Month LIBOR	4.500%	1/27/23	B	2,160,925

11,828	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	8,151,195
26,089	Total Diversified Financial Services						22,151,744

	Diversified Telecommunication Services – 3.6%

913	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	912,071

16,824	CenturyLink, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	16,530,005

5,180	Frontier Communications Corporation, Term Loan B	6.250%	1-Month LIBOR	3.750%	1/14/22	B	5,069,709

1,812	Intelsat Jackson Holdings, S.A., Term Loan B4	6.990%	1-Month LIBOR	4.500%	1/02/24	B1	1,821,950

1,299	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	1,302,386

6,773	Level 3 Financing, Inc., Term Loan B	4.736%	1-Month LIBOR	2.250%	2/22/24	BBB–	6,702,906

1,481	Lumos Networks, Term Loan B	5.499%	1-Month LIBOR	3.000%	11/17/24	B	1,472,305

10,070	Numericable Group S.A., Term Loan B13	6.484%	1-Month LIBOR	4.000%	8/14/26	B	9,679,547

1	Windstream Corporation, Term Loan B6	6.626%	1-Week LIBOR	5.000%	3/29/21	CCC	1

3,523	Ziggo B.V., Term Loan E	4.984%	1-Month LIBOR	2.500%	4/15/25	B+	3,436,008
47,876	Total Diversified Telecommunication Services						46,926,888

	Electric Utilities – 0.9%

2,363	Calpine Corporation, Term Loan B5	5.110%	3-Month LIBOR	2.500%	1/15/24	BB	2,343,645

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities (continued)

$635	Calpine Corporation, Term Loan B7	5.110%	3-Month LIBOR	2.500%	5/31/23	BB	$630,439

6,005	Vistra Operations Co., Term Loan B1	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	5,947,820

2,305	Vistra Operations Co., Term Loan B3	4.486%	1-Month LIBOR	2.000%	12/31/25	BBB–	2,274,808
11,308	Total Electric Utilities						11,196,712

	Electronic Equipment, Instruments & Components – 0.3%

813	Cypress Semiconductor Corp, Term Loan B	4.500%	1-Month LIBOR	2.000%	7/05/21	Ba1	805,994

1,381	MTS Systems, Term Loan B	5.740%	1-Month LIBOR	3.250%	7/05/23	BB–	1,373,885

1,620	TTM Technologies, Inc., Term Loan B	4.989%	1-Month LIBOR	2.500%	9/28/24	BB+	1,610,238
3,814	Total Electronic Equipment, Instruments & Components						3,790,117

	Energy Equipment & Services – 1.0%

6,923	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	Ba3	6,651,122

6,772	Seadrill Partners LLC, Initial Term Loan	8.601%	3-Month LIBOR	6.000%	2/21/21	CCC+	5,654,977
13,695	Total Energy Equipment & Services						12,306,099

	Equity Real Estate Investment Trust – 0.8%

10,132	Communications Sales & Leasing, Inc., Shortfall Term Loan, (DD1)	7.499%	1-Month LIBOR	5.000%	10/24/22	Caa1	9,920,595

	Food & Staples Retailing – 2.3%

422	Albertson’s LLC, Term Loan B5	5.609%	3-Month LIBOR	3.000%	12/21/22	Ba2	419,634

12,492	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	Ba2	12,353,132

1,486	C.H. Guenther, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	3/31/25	B	1,463,962

1,400	Del Monte Foods Company, Term Loan, First Lien	5.906%	3-Month LIBOR	3.247%	2/18/21	CCC+	1,116,500

1,929	Hearthside Group Holdings LLC, Term Loan B	6.186%	1-Month LIBOR	3.688%	5/23/25	B2	1,881,502

12,854	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	12,687,083
30,583	Total Food & Staples Retailing						29,921,813

	Health Care Equipment & Supplies – 1.1%

2,288	Acelity, Term Loan B	5.851%	3-Month LIBOR	3.250%	2/02/24	B1	2,278,809

2,500	Agiliti Health, Inc., Delay Draw Facility	5.500%	1-Month LIBOR	3.000%	1/04/26	B1	2,496,875

2,266	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	9/01/24	B	2,174,880

4,246	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	1-Month LIBOR	5.750%	2/28/21	B1	4,160,628

1,717	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	1,690,838

1,985	Vyaire Medical, Inc., Term Loan B	7.547%	3-Month LIBOR	4.750%	4/16/25	B3	1,751,762
15,002	Total Health Care Equipment & Supplies						14,553,792

	Health Care Providers & Services – 5.1%

1,829	Acadia Healthcare, Inc., Term Loan B3	4.999%	1-Month LIBOR	2.500%	2/11/22	Ba2	1,817,757

411	Air Medical Group Holdings, Inc., Term Loan B	6.736%	1-Month LIBOR	4.250%	3/14/25	B1	387,300

1,083	Air Medical Group Holdings, Inc., Term Loan B	5.739%	1-Month LIBOR	3.250%	4/28/22	B1	1,022,540

979	Albany Molecular Research, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/30/24	B	964,084

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$3,228	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B1	$3,227,612

230	Brightspring Health, Delayed Draw, Term Loan, (6)	4.500%	N/A	4.500%	3/05/26	B1	226,810

2,530	Brightspring Health, Term Loan B	6.982%	1-Month LIBOR	4.500%	3/05/26	B1	2,494,907

1,187	Catalent Pharma Solutions, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	5/20/24	BB	1,183,752

1,456	Concentra, Inc., Term Loan B	5.240%	1-Month LIBOR	2.750%	6/01/22	B+	1,449,516

1,293	ConvaTec, Inc., Term Loan B	4.851%	3-Month LIBOR	2.250%	10/25/23	BB	1,289,305

3,990	Envision Healthcare Corporation, Initial Term Loan	6.249%	1-Month LIBOR	3.750%	10/10/25	B+	3,742,301

8,597	HCA, Inc., Term Loan B10	4.499%	1-Month LIBOR	2.000%	3/13/25	BBB–	8,597,865

1,549	Healogics, Inc., Term Loan, First Lien	6.850%	3-Month LIBOR	4.250%	7/01/21	B–	1,346,029

7,802	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B1	7,831,680

1,600	Kindred at Home Hospice, Term Loan, Second Lien	9.500%	1-Month LIBOR	7.000%	7/02/26	CCC+	1,640,000

3,342	Lifepoint Health, Inc., Term Loan	6.982%	1-Month LIBOR	4.500%	11/16/25	B+	3,311,868

2,987	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	1,448,521

13,964	Pharmaceutical Product Development, Inc., Term Loan B	4.999%	1-Month LIBOR	2.500%	8/18/22	Ba3	13,845,672

3,102	Prospect Medical Holdings, Term Loan B1	8.000%	1-Month LIBOR	5.500%	2/22/24	B	2,835,325

269	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B1	265,889

2,777	Select Medical Corporation, Term Loan B	4.990%	1-Month LIBOR	2.500%	3/06/25	Ba2	2,769,773

3,192	Team Health, Initial Term Loan	5.249%	1-Month LIBOR	2.750%	2/06/24	B	2,848,783

499	Universal Health Services, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	10/31/25	BBB–	499,373

365	Vizient, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/13/23	BB–	364,801
68,261	Total Health Care Providers & Services						65,411,463

	Health Care Technology – 0.6%

5,399	Emdeon, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	5,336,016

2,101	Press Ganey Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	10/23/23	B	2,061,998
7,500	Total Health Care Technology						7,398,014

	Hotels, Restaurants & Leisure – 7.9%

2,402	24 Hour Fitness Worldwide, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	5/30/25	Ba3	2,401,736

4,961	Arby’s Restaurant Group, Inc., Term Loan B	5.739%	1-Month LIBOR	3.250%	2/05/25	B	4,846,885

3,120	Boyd Gaming Corporation, Refinancing Term Loan B	4.658%	1-Week LIBOR	2.250%	9/15/23	BB	3,098,547

13,202	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	Ba3	13,015,108

10,236	Caesars Entertainment Operating Company, Inc., Term Loan B	4.496%	1-Month LIBOR	2.000%	10/06/24	BB	10,023,792

7,486	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	7,399,135

6,717	CityCenter Holdings LLC, Term Loan B	4.749%	1-Month LIBOR	2.250%	4/18/24	BB–	6,609,214

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	9/06/24	CCC+	2,265,941

2,073	Equinox Holdings, Inc., Term Loan B1	5.499%	1-Month LIBOR	3.000%	3/08/24	B+	2,062,720

2,382	Four Seasons Holdings, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	11/30/23	BB	2,367,235

1,445	Hilton Hotels, Term Loan B	4.236%	1-Month LIBOR	1.750%	10/25/23	BBB–	1,443,692

1,868	Intrawest Resorts Holdings, Inc., Term Loan B	5.499%	1-Month LIBOR	3.000%	7/31/24	B	1,860,820

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$1,966	Las Vegas Sands Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	3/27/25	BBB–	$1,934,554

8,557	Life Time Fitness, Inc., Term Loan B	5.379%	3-Month LIBOR	2.750%	6/10/22	BB–	8,472,819

7,071	MGM Growth Properties, Term Loan B	4.499%	1-Month LIBOR	2.000%	3/21/25	BB+	6,985,455

11,388	Scientific Games Corp., Initial Term Loan B5	5.314%	1-Month LIBOR	2.750%	8/14/24	Ba3	11,110,759

8,097	Stars Group Holdings, Term Loan B	6.101%	3-Month LIBOR	3.500%	7/10/25	B+	8,095,760

1,482	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB	1,469,708

2,485	Wyndham International, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,457,050

3,200	Wynn Resorts, Limited Term Loan	4.750%	1-Month LIBOR	2.250%	10/30/24	BB–	3,141,504
102,388	Total Hotels, Restaurants & Leisure						101,062,434

	Household Durables – 0.2%

3,589	Serta Simmons Holdings LLC, Term Loan, First Lien	5.983%	1-Month LIBOR	3.500%	11/08/23	B3	2,682,460

	Household Products – 0.7%

1,250	Energizer Holdings, Term Loan B	4.734%	1-Month LIBOR	2.250%	12/17/25	BB+	1,237,500

8,020	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	7,940,569
9,270	Total Household Products						9,178,069

	Independent Power & Renewable Electricity Producers – 0.2%

2,537	NRG Energy, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	6/30/23	BBB–	2,510,982

	Industrial Conglomerates – 0.2%

2,283	Emerald Expositions Holding, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	5/22/24	BB	2,237,316

	Insurance – 1.4%

2,956	Acrisure LLC, Term Loan B	6.879%	3-Month LIBOR	4.250%	11/22/23	B	2,942,211

2,668	Alliant Holdings I LLC, Term Loan B	5.232%	1-Month LIBOR	2.750%	5/09/25	B	2,571,610

3,294	Asurion LLC, Term Loan B6	5.499%	1-Month LIBOR	3.000%	11/03/23	Ba3	3,283,943

5,535	Hub International Holdings, Inc., Term Loan B	5.515%	3-Month LIBOR	2.750%	4/25/25	B	5,362,272

3,672	USI Holdings Corporation, Initial Term Loan	5.601%	3-Month LIBOR	3.000%	5/16/24	B	3,570,989
18,125	Total Insurance						17,731,025

	Interactive Media & Services – 0.3%

1,977	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien, (DD1)	5.738%	3-Month LIBOR	3.000%	11/03/23	BB–	1,855,892

1,995	WeddingWire, Inc., Term Loan	6.987%	1-Month LIBOR	4.500%	12/19/25	B+	1,993,753
3,972	Total Interactive Media & Services						3,849,645

	Internet & Direct Marketing Retail – 0.9%

12,026	Uber Technologies, Inc., Term Loan	6.493%	1-Month LIBOR	4.000%	4/04/25	N/R	12,049,931

	Internet Software & Services – 0.6%

2,042	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	2,034,607

1,983	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B1	1,977,656

252	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	251,800

3,497	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC	1,451,418

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services (continued)

$2,646	Thomson Reuters IP & S, Term Loan B	5.746%	1-Month LIBOR	3.250%	10/03/23	B+	$2,636,293
10,420	Total Internet Software & Services						8,351,774

	IT Services – 2.5%

1,012	DTI Holdings, Inc., Replacement Term Loan B1	7.494%	3-Month LIBOR	4.750%	9/29/23	B	953,131

1,701	Gartner, Inc., Term Loan A	3.999%	1-Month LIBOR	1.500%	3/21/22	BB+	1,699,359

2,793	Global Payments, Inc., Term Loan B4	4.249%	1-Month LIBOR	1.750%	10/17/25	BBB–	2,765,070

3,268	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	B2	3,088,764

1,171	Leidos Holdings, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	8/22/25	BBB–	1,169,281

2,135	Neustar, Inc., Term Loan B4, First Lien	5.999%	1-Month LIBOR	3.500%	8/08/24	BB–	2,061,059

1,521	Neustar, Inc., Term Loan, Second Lien	10.499%	1-Month LIBOR	8.000%	8/08/25	CCC+	1,495,718

1,858	Optiv Security, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	2/01/24	B2	1,778,603

2,040	Presidio, Inc., Term Loan B	5.543%	1-Month LIBOR	2.750%	2/02/24	B+	2,018,738

2,025	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	2,012,809

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.484%	1-Month LIBOR	9.000%	3/11/24	CCC+	783,330

8,712	Syniverse Holdings, Inc., Tranche Term Loan C	7.484%	1-Month LIBOR	5.000%	3/09/23	B	8,024,100

2,146	Tempo Acquisition LLC, Term Loan B	5.499%	1-Month LIBOR	3.000%	5/01/24	B1	2,128,822

1,500	Travelport LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,460,625

1,301	WEX, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/23	BB–	1,291,843
34,183	Total IT Services						32,731,252

	Life Sciences Tools & Services – 0.2%

3,161	Parexel International Corp., Term Loan B	5.249%	1-Month LIBOR	2.750%	9/27/24	B1	3,052,895

	Machinery – 1.4%

1,375	Columbus McKinnon Corporation, Term Loan B	5.101%	3-Month LIBOR	2.500%	1/31/24	Ba2	1,373,261

2,859	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	2,860,872

7,707	Gates Global LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	4/01/24	B+	7,619,778

1,180	NN, Inc., Term Loan	6.249%	1-Month LIBOR	3.750%	10/19/22	B+	1,167,011

3,551	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	7.101%	3-Month LIBOR	4.500%	11/27/20	CCC+	3,337,631

1,325	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.601%	3-Month LIBOR	9.000%	11/26/21	CCC–	1,103,063
17,997	Total Machinery						17,461,616

	Marine – 0.4%

1,510	American Commercial Lines LLC, Term Loan B, First Lien	11.249%	1-Month LIBOR	8.750%	11/12/20	CCC+	1,065,967

4,207	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	6-Month LIBOR	6.000%	7/02/23	B	4,183,475
5,717	Total Marine						5,249,442

	Media – 10.3%

251	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B1	213,831

2,122	Affinion Group Holdings, Inc., Term Loan, First Lien	10.232%	1-Month LIBOR	7.750%	5/10/22	D	1,881,058

1,943	Cable One, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	5/01/24	Ba2	1,940,139

316	Catalina Marketing Corporation, First Out Loan	9.984%	1-Month LIBOR	7.500%	2/15/23	B2	284,741

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$387	Catalina Marketing Corporation, Last Out PIK Term Loan (cash 3.484%, PIK 9.500%)	3.484%	1-Month LIBOR	1.000%	8/15/23	Caa2	$291,985

3,992	CBS Radio, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/18/24	BB–	3,889,765

7,096	Cequel Communications LLC, Term Loan B	4.734%	1-Month LIBOR	2.250%	1/15/26	BB	6,905,827

9,757	Charter Communications Operating Holdings LLC, Term Loan B	4.500%	1-Month LIBOR	2.000%	4/30/25	BBB–	9,704,108

3,018	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	2,953,358

3,950	Clear Channel Communications, Inc. Term Loan E, (5)	0.000%	N/A	N/A	7/30/19	N/R	2,830,175

2,377	CSC Holdings LLC, Term Loan B	4.984%	1-Month LIBOR	2.500%	1/25/26	BB	2,333,409

1,464	CSC Holdings LLC, Refinancing Term Loan	4.734%	1-Month LIBOR	2.250%	7/17/25	BB	1,424,562

6,814	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	6,712,085

795	Gray Television, Inc., Term Loan B2	4.732%	1-Month LIBOR	2.250%	2/07/24	BB	785,911

948	Gray Television, Inc., Term Loan C	4.982%	1-Month LIBOR	2.500%	1/02/26	BB	938,594

41,149	iHeartCommunications, Inc. Term Loan D, (5)	0.000%	N/A	N/A	1/30/20	N/R	29,462,805

1,852	IMG Worldwide, Inc., Term Loan B	5.360%	3-Month LIBOR	2.750%	5/18/25	B	1,762,047

17,857	Intelsat Jackson Holdings, S.A., Term Loan B	6.240%	1-Month LIBOR	3.750%	11/30/23	B1	17,616,770

476	Lamar Media Corp., Term Loan B	4.250%	1-Month LIBOR	1.750%	3/14/25	BBB–	475,921

11,058	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	B+	10,205,471

1,219	Mediacom Broadband LLC, Term Loan N	4.160%	1-Week LIBOR	1.750%	2/15/24	BB+	1,206,199

2,187	Meredith Corporation, Tranche Term Loan B1	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	2,184,949

1,987	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	7/03/25	BB	1,977,569

3,950	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	7.000%	1-Month LIBOR	4.500%	7/03/26	B2	3,785,423

2,535	NAI Entertainment Holdings, Term Loan B	5.000%	1-Month LIBOR	2.500%	5/08/25	BB	2,503,811

1,527	Nexstar Broadcasting, Inc., Term Loan B3	4.739%	1-Month LIBOR	2.250%	1/17/24	BB+	1,505,418

8,296	Nexstar Broadcasting, Inc., Term Loan B3	4.746%	1-Month LIBOR	2.250%	1/17/24	BB+	8,179,569

1,061	Red Ventures, Term Loan B	5.499%	1-Month LIBOR	3.000%	11/08/24	B1	1,055,767

5,160	Sinclair Television Group, Term Loan B2	4.750%	1-Month LIBOR	2.250%	1/03/24	BB+	5,119,862

1,841	UPC Financing Partnership, Term Loan AR1, First Lien	4.984%	1-Month LIBOR	2.500%	1/15/26	BB	1,840,033
147,385	Total Media						131,971,162

	Multiline Retail – 0.6%

1,301	Belk, Inc., Term Loan B, First Lien, (DD1)	7.447%	3-Month LIBOR	4.750%	12/12/22	B2	1,053,315

4,546	EG America LLC, Term Loan, First Lien	6.601%	3-Month LIBOR	4.000%	2/07/25	B	4,450,324

1,386	Hudson’s Bay Company, Term Loan B, First Lien	5.739%	1-Month LIBOR	3.250%	9/30/22	BB	1,355,367

1,302	Neiman Marcus Group, Inc., Term Loan	5.733%	1-Month LIBOR	3.250%	10/25/20	Caa2	1,214,075
8,535	Total Multiline Retail						8,073,081

	Oil, Gas & Consumable Fuels – 3.0%

1,667	BCP Renaissance Parent, Term Loan B	6.244%	3-Month LIBOR	3.500%	10/31/24	B+	1,662,994

7,000	California Resources Corporation, Term Loan	12.871%	1-Month LIBOR	10.375%	12/31/21	B	7,398,160

6,309	California Resources Corporation, Term Loan B	7.246%	1-Month LIBOR	4.750%	12/31/22	B	6,224,311

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$5,138	Delek US Holdings, Inc., Initial Loan	4.749%	1-Month LIBOR	2.250%	3/31/25	BBB–	$5,091,182

10,996	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	B+	10,621,122

5,977	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	5,110,680

2,021	Peabody Energy Corporation, Term Loan B	5.249%	1-Month LIBOR	2.750%	3/31/25	BB	2,015,572
39,108	Total Oil, Gas & Consumable Fuels						38,124,021

	Personal Products – 1.0%

3,825	Coty, Inc., Term Loan A	4.492%	1-Month LIBOR	2.000%	4/05/23	BB	3,729,687

1,983	Coty, Inc., Term Loan B	4.742%	1-Month LIBOR	2.250%	4/07/25	BB	1,921,792

9,926	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.129%	3-Month LIBOR	3.500%	11/16/20	B3	7,237,398
15,734	Total Personal Products						12,888,877

	Pharmaceuticals – 2.1%

4,723	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	9/26/24	B–	4,392,699

1,000	Alphabet Holding Company, Inc., Initial Term Loan, Second Lien	10.249%	1-Month LIBOR	7.750%	9/26/25	CCC	821,875

6,598	Concordia Healthcare Corp, Exit Term Loan	7.993%	1-Month LIBOR	5.500%	9/06/24	B–	6,254,485

2,947	Prestige Brands, Inc., Term Loan B4	4.499%	1-Month LIBOR	2.000%	1/26/24	BB	2,920,922

1,345	Valeant Pharmaceuticals International, Inc., Term Loan B	5.231%	1-Month LIBOR	2.750%	11/27/25	Ba2	1,331,048

11,623	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.481%	1-Month LIBOR	3.000%	6/02/25	Ba2	11,561,568
28,236	Total Pharmaceuticals						27,282,597

	Professional Services – 1.5%

4,020	Ceridian HCM Holding, Inc., Term Loan B	5.743%	1-Month LIBOR	3.250%	4/30/25	B2	4,014,834

2,000	Dun & Bradstreet Corp., Initial Term Loan	7.490%	1-Month LIBOR	5.000%	2/06/26	B2	1,981,250

5,577	Nielsen Finance LLC, Term Loan B4	4.493%	1-Month LIBOR	2.000%	10/04/23	BBB–	5,487,408

1,136	On Assignment, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/02/25	BB	1,131,161

971	On Assignment, Inc., Tranche Term Loan B3	4.493%	1-Month LIBOR	2.000%	6/03/22	BB	967,494

7,045	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B3	5,945,690
20,749	Total Professional Services						19,527,837

	Real Estate Management & Development – 1.7%

2,494	Forest City, Term Loan B	6.481%	1-Month LIBOR	4.000%	12/08/25	B+	2,507,778

8,542	GGP, Initial Term Loan A2	4.746%	1-Month LIBOR	2.250%	8/28/23	BB+	8,336,018

2,120	GGP, Term Loan B	4.996%	1-Month LIBOR	2.500%	8/27/25	BB+	2,046,696

6,210	Realogy Group LLC, Term Loan A	4.732%	1-Month LIBOR	2.250%	2/08/23	Ba1	6,152,002

1,614	Realogy Group LLC, Term Loan B	4.732%	1-Month LIBOR	2.250%	2/08/25	BB+	1,570,916

1,453	Trico Group, LLC, Initial Term Loan, First Lien	9.601%	3-Month LIBOR	7.000%	2/02/24	B	1,375,241
22,433	Total Real Estate Management & Development						21,988,651

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Road & Rail – 1.0%

$8,909	Avolon LLC, Term Loan B	4.488%	1-Month LIBOR	2.000%	1/15/25	BBB–	$8,849,461

2,242	Savage Enterprises LLC, Term Loan B	6.990%	1-Month LIBOR	4.500%	8/01/25	B+	2,249,947

2,387	United Rentals (North America), Inc., Term B Loan	4.249%	1-Month LIBOR	1.750%	10/31/25	BBB–	2,380,752
13,538	Total Road & Rail						13,480,160

	Semiconductors & Semiconductor Equipment – 0.7%

1,910	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	1,908,105

1,351	Lumileds, Term Loan B	6.068%	3-Month LIBOR	3.500%	6/30/24	B+	1,054,019

3,050	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	Baa3	3,022,599

2,915	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	Baa3	2,891,128
9,226	Total Semiconductors & Semiconductor Equipment						8,875,851

	Software – 7.4%

1,397	Applied Systems, Inc., Initial Term Loan, First Lien	5.499%	1-Month LIBOR	3.000%	9/19/24	B2	1,386,566

6,874	Blackboard, Inc., Term Loan B4, (DD1)	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	6,771,122

9,388	BMC Software, Inc., Term Loan B	6.851%	3-Month LIBOR	4.250%	10/02/25	B	9,211,975

1,070	Compuware Corporation, Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	8/25/25	B1	1,072,359

1,046	Ellucian, Term Loan B, First Lien	5.851%	3-Month LIBOR	3.250%	9/30/22	B	1,040,941

6,133	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B2	6,066,194

11,917	Infor (US), Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/01/22	B1	11,883,047

5,171	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B1	5,170,066

1,325	Kronos Incorporated, Term Loan B	5.736%	3-Month LIBOR	3.000%	11/01/23	B	1,314,797

1,500	Kronos Incorporated, Term Loan B, Second Lien	10.986%	3-Month LIBOR	8.250%	11/01/24	CCC	1,527,892

2,097	LANDesk Software Group, Inc., Term Loan, First Lien	6.750%	1-Month LIBOR	4.250%	1/20/24	B2	2,085,346

1,375	McAfee Holdings International, Inc., Term Loan, Second Lien	10.999%	1-Month LIBOR	8.500%	9/29/25	B–	1,390,812

4,597	McAfee LLC, Term Loan B	6.249%	1-Month LIBOR	3.750%	9/30/24	B1	4,600,350

1,424	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	1,391,097

9,620	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	9,394,419

1,683	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	1,647,413

1,113	Misys, New Term Loan, Second Lien	9.851%	3-Month LIBOR	7.250%	6/13/25	CCC+	1,075,273

2,968	Quintiles Transnational, Dollar Term Loan B3	4.249%	1-Month LIBOR	1.750%	6/11/25	BBB–	2,940,625

2,043	RP Crown Parent LLC, Term Loan B	5.243%	1-Month LIBOR	2.750%	10/15/23	B1	2,019,155

5,658	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.749%	1-Month LIBOR	2.250%	4/16/25	BB+	5,619,541

4,068	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	4,040,437

5,568	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	4.749%	1-Month LIBOR	2.250%	4/16/25	BB+	5,528,304

8,489	TIBCO Software, Inc., Term Loan, First Lien	6.000%	1-Month LIBOR	3.500%	12/04/20	B1	8,467,708
96,524	Total Software						95,645,439

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Specialty Retail – 1.3%

$3,777	Academy, Ltd., Term Loan B	6.490%	1-Month LIBOR	4.000%	7/01/22	CCC+	$2,743,396

9,215	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B2	7,045,086

6,859	Petsmart Inc., Term Loan B, First Lien, (DD1)	5.490%	1-Month LIBOR	3.000%	3/11/22	B3	6,169,788

786	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.489%	1-Month LIBOR	8.000%	11/08/24	Caa2	402,065
20,637	Total Specialty Retail						16,360,335

	Technology Hardware, Storage & Peripherals – 1.5%

12,927	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	12,797,104

6,655	Western Digital, Term Loan B	4.249%	1-Month LIBOR	1.750%	4/29/23	Baa2	6,491,357
19,582	Total Technology Hardware, Storage & Peripherals						19,288,461

	Trading Companies & Distributors – 0.3%

2,749	Hayward Industries, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	8/05/24	B	2,702,026

1,622	Utility One Source, Term Loan B	7.998%	1-Month LIBOR	5.500%	4/18/23	B	1,629,940
4,371	Total Trading Companies & Distributors						4,331,966

	Transportation Infrastructure – 0.3%

1,496	Atlantic Aviation FBO Inc., Term Loan	6.250%	1-Month LIBOR	3.750%	12/06/25	BB	1,511,212

699	Standard Aero, Canadian Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	700,514

1,301	Standard Aero, USD Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,302,956
3,496	Total Transportation and Infrastructure						3,514,682

	Wireless Telecommunication Services – 1.1%

14,473	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	Ba2	14,125,526
$1,137,668	Total Variable Rate Senior Loan Interests (cost $1,115,042,931)						1,084,943,445

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 9.6%

	Commercial Services & Supplies – 0.5%

$6,450	ADT Security Corp/The			6.250%	10/15/21	BB–	$6,766,372

	Communications Equipment – 1.5%

3,950	Avaya Inc., (5), (7), 144A			10.500%	3/01/21	N/R	—

160	Avaya Inc., (5), (7), 144A			7.000%	4/01/19	N/R	—

9,700	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	9,848,410

9,667	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	8,579,463
23,477	Total Communications Equipment						18,427,873

	Containers & Packaging – 0.8%

9,691	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC			5.750%	10/15/20	B+	9,703,191

	Health Care Providers & Services – 1.2%

6,250	HCA Inc.			6.500%	2/15/20	BBB–	6,432,528

3,350	HCA Inc.			5.875%	3/15/22	BBB–	3,598,938

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services (continued)

$2,400	Tenet Healthcare Corp	4.500%	4/01/21	BB	$2,436,000

1,610	Tenet Healthcare Corp	6.000%	10/01/20	BB	1,666,350

1,600	Tenet Healthcare Corp	4.375%	10/01/21	BB	1,627,840
15,210	Total Health Care Providers & Services				15,761,656

	Hotels, Restaurants & Leisure – 0.6%

2,400	MGM Resorts International	7.750%	3/15/22	BB	2,652,000

1,730	MGM Resorts International	6.750%	10/01/20	BB	1,814,338

3,491	Scientific Games International Inc.	10.000%	12/01/22	B–	3,674,277
7,621	Total Hotels, Restaurants & Leisure				8,140,615

	Media – 1.2%

800	CCO Holdings LLC / CCO Holdings Capital Corp	5.750%	9/01/23	BB+	816,000

200	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	201,474

1,750	Clear Channel Worldwide Holdings Inc., 144A	9.250%	2/15/24	CCC+	1,855,000

18,490	iHeartCommunications Inc., (5)	14.000%	2/01/21	CC	2,449,914

7,091	iHeartCommunications Inc., (5)	9.000%	12/15/19	CCC	5,034,610

1,610	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	1,118,950

4,430	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	4,385,700
34,371	Total Media				15,861,648

	Oil, Gas & Consumable Fuels – 0.2%

1,925	California Resources Corp, 144A	8.000%	12/15/22	B–	1,511,703

1,500	Denbury Resources Inc., 144A	9.250%	3/31/22	B	1,447,500
3,425	Total Oil, Gas & Consumable Fuels				2,959,203

	Pharmaceuticals – 0.5%

6,240	Advanz Pharma Corporation	8.000%	9/06/24	B–	5,865,600

	Real Estate Management & Development – 0.6%

7,905	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	5.250%	12/01/21	B	7,964,287

	Semiconductors & Semiconductor Equipment – 0.2%

621	Advanced Micro Devices Inc.	7.500%	8/15/22	B+	693,191

1,500	Advanced Micro Devices Inc.	7.000%	7/01/24	B+	1,570,320
2,121	Total Semiconductors & Semiconductor Equipment				2,263,511

	Software – 0.7%

8,870	TIBCO Software Inc., 144A	11.375%	12/01/21	CCC+	9,442,115

	Wireless Telecommunication Services – 1.6%

4,000	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	3,541,200

5,500	Level 3 Financing Inc.	5.375%	8/15/22	BB	5,527,500

7,395	Sprint Communications Inc.	7.000%	8/15/20	B+	7,635,338

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$800	Sprint Corp	7.875%	9/15/23	B+	$840,000

1,600	Sprint Corporation	7.250%	9/15/21	B+	1,680,000

1,600	T-Mobile US Inc.	6.000%	3/01/23	BB+	1,644,000

2,000	T-Mobile US Inc., (7)	6.000%	3/01/23	N/R	—
22,895	Total Wireless Telecommunication Services				20,868,038
$148,276	Total Corporate Bonds (cost $135,284,020)				124,024,109

Shares	Description (1)				Value

	COMMON STOCKS – 0.8%

	Diversified Consumer Services – 0.0%

46,495	Cengage Learning Holdings II Inc., (8), (9)				$308,030

	Energy Equipment & Services – 0.2%

55,585	C&J Energy Services Inc., (9)				862,679

76,990	Transocean Ltd				670,583

2,052	Vantage Drilling International, (8), (9)				520,182
	Total Energy Equipment & Services				2,053,444

	Health Care Providers & Services – 0.0%

65,945	Millennium Health LLC, (8), (9)				2,638

61,430	Millennium Health LLC, (7), (9)				63,766

57,666	Millennium Health LLC, (7), (9)				59,811
	Total Health Care Providers & Services				126,215

	Internet & Direct Marketing Retail – 0.0%

7,503	Catalina Marketing Corp, (8), (9)				150,060

	Marine – 0.0%

11,073	HGIM Corp, (8), (9)				398,628

	Media – 0.1%

84,617	Cumulus Media Inc., (9)				1,523,952

	Pharmaceuticals – 0.0%

18,761	Advanz Pharma Corp, (9)				326,066

	Software – 0.5%

344,073	Avaya Holdings Corp				5,790,749

	Specialty Retail – 0.0%

9,046	Gymboree Holding Corp, (8), (9)				4,523

24,628	Gymboree Holding Corp, (8), (9)				12,314
	Total Specialty Retail				16,837
	Total Common Stocks (cost $18,187,481)				10,693,981

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    March 31, 2019

(Unaudited)

Shares	Description (1)	Value

	WARRANTS – 0.2%

	Software – 0.0%

16,108	Avaya Holdings Corp, (8)	$32,216

	Marine – 0.2%

49,473	HGIM Corp, (8)	1,781,028
	Total Warrants (cost $3,344,740)	1,813,244

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.1%

	Oil, Gas & Consumable Fuel – 0.1%

3,829	Fieldwood Energy LLC, (8), (9)	$125,082

18,956	Fieldwood Energy LLC, (7), (9)	613,722
	Total Common Stock Rights (cost $541,054)	738,804
	Total Long-Term Investments (cost $1,272,400,226)	1,222,213,583
	Other Assets Less Liabilities – 5.0%	64,833,723
	Net Assets – 100%	$1,287,047,306

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2019

(Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income

Assets

Long-term investments, at value (cost $598,822,590 and $1,272,400,226, respectively)	$555,553,999	$1,222,213,583

Short-term investments, at value (cost approximates value)	9,459,814	—

Cash	1,630,274	308,404

Receivable for:

Interest	8,060,474	5,719,827

Investments sold	6,603,489	84,393,257

Shares sold	1,839,250	1,304,124

Other assets	85,848	129,749

Total assets	583,233,148	1,314,068,944

Liabilities

Payable for:

Dividends	220,436	567,828

Investments purchased	18,218,781	17,251,931

Shares redeemed	1,435,346	6,852,781

Unfunded senior loans	—	261,441

Accrued expenses:

Management fees	278,312	698,191

Trustees fees	43,378	83,293

12b-1 distribution and service fees	58,584	87,132

Other	349,864	1,219,041

Total liabilities	20,604,701	27,021,638

Net assets	$562,628,447	$1,287,047,306

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	Symphony Credit Opportunities	Symphony Floating Rate Income

Class A Shares

Net assets	$49,410,315	$129,294,972

Shares outstanding	2,496,906	6,735,256

Net asset value (“NAV”) per share	$19.79	$19.20

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$20.78	$19.79

Class C Shares

Net assets	$56,631,432	$67,488,058

Shares outstanding	2,864,797	3,515,412

NAV and offering price per share	$19.77	$19.20

Class R6 Shares

Net assets	$5,960,968	$1,864,720

Shares outstanding	299,813	96,670

NAV and offering price per share	$19.88	$19.29

Class I Shares

Net assets	$450,625,732	$1,088,399,556

Shares outstanding	22,755,531	56,651,118

NAV and offering price per share	$19.80	$19.21

Net assets consist of:

Capital paid-in	$710,694,839	$1,439,012,163

Total distributable earnings	(148,066,392)	(151,964,857)

Net assets	$562,628,447	$1,287,047,306

Authorized shares – per class	Unlimited	Unlimited

Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2019

(Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income

Investment Income	$18,700,656	$54,128,107

Expenses

Management fees	1,767,606	5,448,619

12b-1 service fees – Class A Shares	61,552	218,696

12b-1 distribution and service fees – Class C Shares	293,097	387,748

Shareholder servicing agent fees	363,433	1,252,499

Custodian fees	67,960	277,673

Trustees fees	10,017	42,843

Professional fees	32,810	59,109

Shareholder reporting expenses	91,962	207,193

Federal and state registration fees	51,026	56,236

Other	36,943	382,860

Total expenses before fee waiver/expense reimbursement	2,776,406	8,333,476

Fee waiver/expense reimbursement	(176,768)	—

Net expenses	2,599,638	8,333,476

Net investment income (loss)	16,101,018	45,794,631

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from Investments	(7,221,700)	(32,152,385)

Change in net unrealized appreciation (depreciation) of Investments	(4,647,186)	(31,872,876)

Net realized and unrealized gain (loss)	(11,868,886)	(64,025,261)

Net increase (decrease) in net assets from operations	$4,232,132	$(18,230,630)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income
	Six Months Ended 3/31/2019	Year Ended 9/30/18	Six Months Ended 3/31/2019	Year Ended 9/30/18

Operations

Net investment income (loss)	$16,101,018	$36,829,938	$45,794,631	$93,368,263

Net realized gain (loss) from:

Investments	(7,221,700)	(10,336,128)	(32,152,385)	(13,332,536)

Swaps	—	(302,301)	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	(4,647,186)	6,112,384	(31,872,876)	19,256,687

Swaps	—	(116,977)	—	—

Net increase (decrease) in net assets from operations	4,232,132	32,186,916	(18,230,630)	99,292,414

Distributions to Shareholders

Dividends

Class A Shares	(1,426,702)	(4,273,684)	(4,045,983)	(9,392,308)

Class C Shares	(1,481,987)	(3,476,708)	(1,514,813)	(3,010,178)

Class R6 Shares	(197,825)	(292,094)	(47,806)	(82,923)

Class I Shares	(14,551,958)	(31,880,717)	(40,526,429)	(84,360,286)

Class T Shares(1)	—	(1,394)	—	(1,041)

Decrease in net assets from distributions to shareholders	(17,658,472)	(39,924,597)	(46,135,031)	(96,846,736)

Fund Share Transactions

Proceeds from sale of shares	215,186,503	327,499,567	182,069,067	1,105,382,701

Proceeds from shares issued to shareholders due to reinvestment of distributions	16,441,188	37,126,435	42,230,737	86,920,566

	231,627,691	364,626,002	224,299,804	1,192,303,267

Cost of shares redeemed	(365,069,862)	(376,464,686)	(1,310,131,145)	(972,679,593)

Net increase (decrease) in net assets from Fund share transactions	(133,442,171)	(11,838,684)	(1,085,831,341)	219,623,674

Net increase (decrease) in net assets	(146,868,511)	(19,576,365)	(1,150,197,002)	222,069,352

Net assets at the beginning of period	709,496,958	729,073,323	2,437,244,308	2,215,174,956

Net assets at the end of period	$562,628,447	$709,496,958	$1,287,047,306	$2,437,244,308

(1)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (4/10)

2019(f)	$20.14	$0.52	$(0.30)	$0.22	$(0.57)	$—	$(0.57)	$19.79

2018	20.36	1.04	(0.12)	0.92	(1.14)	—	(1.14)	20.14

2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36

2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11

2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67

2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19

Class C (4/10)

2019(f)	20.11	0.44	(0.29)	0.15	(0.49)	—	(0.49)	19.77

2018	20.33	0.89	(0.13)	0.76	(0.98)	—	(0.98)	20.11

2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33

2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08

2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64

2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16

Class R6 (10/14)

2019(f)	20.22	0.55	(0.29)	0.26	(0.60)	—	(0.60)	19.88

2018	20.42	1.12	(0.13)	0.99	(1.19)	—	(1.19)	20.22

2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42

2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14

2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69

Class I (4/10)

2019(f)	20.15	0.54	(0.30)	0.24	(0.59)	—	(0.59)	19.80

2018	20.37	1.10	(0.13)	0.97	(1.19)	—	(1.19)	20.15

2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37

2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11

2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67

2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.18%	$40,410	1.06	%*	5.22	%*	1.00	%*	5.28	%*	34%

4.68	52,494	1.04		5.15		1.00		5.19		43

8.95	86,950	0.99		6.13		0.99		6.14		55

9.73	97,672	1.03		6.88		1.03		6.88		42

(5.48)	156,026	1.03		6.13		1.03		6.13		40

5.75	274,366	1.00		5.33		1.00		5.33		54

0.79	56,631	1.81	*	4.47	*	1.75	*	4.53	*	34

3.93	63,854	1.79		4.39		1.75		4.43		43

8.15	80,828	1.75		5.45		1.74		5.45		55

8.92	87,788	1.79		6.16		1.79		6.16		42

(6.21)	116,809	1.78		5.41		1.78		5.41		40

4.96	176,017	1.75		4.61		1.75		4.61		54

1.36	5,961	0.69	*	5.58	*	0.63	*	5.64	*	34

5.09	7,064	0.68		5.49		0.64		5.54		43

9.32	4,494	0.67		6.76		0.67		6.76		55

10.06	9,146	0.70		7.27		0.70		7.27		42

(5.27)	8,643	0.70		6.47		0.70		6.47		40

1.30	450,626	0.81	*	5.43	*	0.75	*	5.98	*	34

4.93	586,060	0.79		5.41		0.75		5.45		43

9.26	556,776	0.74		6.31		0.74		6.31		55

9.96	452,639	0.78		7.14		0.78		7.14		42

(5.23)	606,545	0.78		6.39		0.78		6.39		40

6.05	798,330	0.75		5.62		0.75		5.62		54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (5/11)

2019(f)	$19.65	$0.44	$(0.44)	$—	$(0.45)	$—	$(0.45)	$19.20

2018	19.64	0.79	0.05	0.84	(0.83)	—	(0.83)	19.65

2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64

2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71

2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76

2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68

Class C (5/11)

2019(f)	19.65	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	19.20

2018	19.63	0.64	0.06	0.70	(0.68)	—	(0.68)	19.65

2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63

2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71

2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76

2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66

Class R6 (1/15)

2019(f)	19.73	0.49	(0.45)	0.04	(0.48)	—	(0.48)	19.29

2018	19.68	0.90	0.02	0.92	(0.87)	—	(0.87)	19.73

2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68

2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74

2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77

Class I (5/11)

2019(f)	19.67	0.47	(0.45)	0.02	(0.48)	—	(0.48)	19.21

2018	19.65	0.84	0.05	0.89	(0.87)	—	(0.87)	19.67

2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65

2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72

2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77

2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.02)%	$129,295	1.05	%*	4.60	%*	1.05	%*	4.60	%*	18%

4.40	220,648	1.04		4.02		1.04		4.02		33

4.95	257,236	0.99		3.96		0.99		3.96		58

4.88	122,787	1.00		4.93		1.00		4.93		40

(0.04)	157,579	0.96		4.39		0.96		4.39		42

3.96	131,751	0.98		4.06		0.98		4.06		41

(0.35)	67,488	1.81	*	3.91	*	1.81	*	3.91	*	18

3.61	87,289	1.79		3.28		1.79		3.28		33

4.12	90,616	1.74		3.22		1.74		3.22		58

4.14	46,412	1.75		4.22		1.75		4.22		40

(0.82)	45,962	1.71		3.65		1.71		3.65		42

3.17	40,407	1.73		3.31		1.73		3.31		41

0.21	1,865	0.68	*	5.05	*	0.68	*	5.05	*	18

4.80	2,298	0.65		4.58		0.65		4.58		33

5.26	1,114	0.66		4.33		0.66		4.33		58

5.24	1,658	0.70		5.30		0.70		5.30		40

0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

0.11	1,088,400	0.81	*	4.85	*	0.81	*	4.85	*	18

4.65	2,126,985	0.79		4.29		0.79		4.29		33

5.20	1,866,183	0.75		4.20		0.75		4.20		58

5.14	668,302	0.75		5.19		0.75		5.19		40

0.21	850,663	0.70		4.65		0.70		4.65		42

4.20	932,829	0.72		4.30		0.72		4.30		41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Outstanding when-issued/delayed delivery purchase commitments	$16,588,506	$13,423,802

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds**	$—	$422,425,054	$—	***	$422,425,054
Variable Rate Senior Loan Interests	—	120,970,194	—		120,970,194
Convertible Bonds	—	5,946,844	—		5,946,844
Common Stocks**	4,153,929	1,026,289	—		5,180,218
Common Stock Rights**	—	95,878	470,457		566,335
Warrants**	—	465,354	—		465,354
Short-Term Investments:
Investment Companies	9,459,814	—	—		9,459,814
Total	$13,613,743	$550,929,613	$470,457		$565,013,813

Symphony Floating Rate Income
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,084,943,445	$—		$1,084,943,445
Corporate Bonds**	—	124,024,109	—	***	124,024,109
Common Stocks**	9,174,029	1,396,375	123,577		10,693,981
Warrants**	—	1,813,244	—		1,813,244
Common Stock Rights**	—	125,082	613,722		738,804
Total	$9,174,029	$1,212,302,255	$737,299		$1,222,213,583
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/19		Year Ended 9/30/18
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	643,799	$12,494,338	1,079,211	$21,702,622
Class C	133,332	2,626,330	294,535	5,913,041
Class R6	34,449	673,369	155,188	3,129,828
Class I	10,197,281	199,392,466	14,761,866	296,754,076
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,640	1,297,211	200,640	4,031,015
Class C	70,010	1,360,064	158,854	3,187,314
Class R6	9,746	190,460	14,333	288,862
Class I	697,593	13,593,453	1,473,511	29,619,244
Class T(1)	—	—	—	—
	11,852,850	231,627,691	18,138,138	364,626,002
Shares redeemed:
Class A	(820,590)	(16,011,273)	(2,943,635)	(59,107,611)
Class C	(513,403)	(10,047,015)	(1,254,466)	(25,187,698)
Class R6	(93,758)	(1,835,637)	(40,268)	(812,680)
Class I	(17,225,305)	(337,152,148)	(14,488,602)	(291,356,697)
Class T(1)	(1,223)	(23,789)	—	—
	(18,654,279)	(365,069,862)	(18,726,971)	(376,464,686)
Net increase (decrease)	(6,801,429)	$(133,442,171)	(588,833)	$(11,838,684)

	Six Months Ended 3/31/19		Year Ended 9/30/18
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,794,413	$34,921,740	4,671,457	$91,614,203
Class C	377,841	7,316,409	1,170,037	22,938,777
Class R6	45,260	867,022	480,933	9,463,012
Class I	7,205,158	138,963,896	49,998,834	981,366,709
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	173,335	3,323,076	411,250	8,062,905
Class C	65,051	1,246,573	128,681	2,522,143
Class R6	1,919	36,942	1,782	35,147
Class I	1,961,520	37,624,146	3,889,295	76,300,371
Class T(1)	—	—	—	—
	11,624,497	224,299,804	60,752,269	1,192,303,267
Shares redeemed:
Class A	(6,460,426)	(123,282,967)	(6,954,873)	(136,413,985)
Class C	(1,369,705)	(26,236,325)	(1,472,377)	(28,851,266)
Class R6	(66,974)	(1,284,814)	(422,873)	(8,334,204)
Class I	(60,653,333)	(1,159,303,035)	(40,717,007)	(799,080,138)
Class T(1)	(1,261)	(24,004)	—	—
	(68,551,699)	(1,310,131,145)	(49,567,130)	(972,679,593)
Net increase (decrease)	(56,927,202)	$(1,085,831,341)	11,185,139	$219,623,674
(1)	Class T Shares were not available for public offering.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Purchases	$188,597,160	$332,966,653
Sales and maturities	267,292,017	1,248,673,165

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Tax cost of investments	$616,348,621	$1,281,496,742
Gross unrealized:
Appreciation	$9,054,749	$3,737,625
Depreciation	(60,389,557)	(63,020,784)
Net unrealized appreciation (depreciation) of investments	$(51,334,808)	$(59,283,159)

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2018, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Undistributed net ordinary income[1],2	$5,468,495	$9,066,012
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018, and paid on October 2, 2018.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2018 was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$40,718,780	$95,616,145
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2018, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (Unaudited) (continued)

	Symphony Credit Opportunities	Symphony Floating Rate Income
Not subject to expiration:
Short-term	$13,038,445	$12,276,576
Long-term	76,691,820	42,367,933
Total	$89,730,265	$54,644,509

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2018, the complex-level fee for each Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79%	July 31, 2020	1.35%
Symphony Floating Rate Income	0.85	July 31, 2020	1.10

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Sales charges collected	$32,389	$101,237
Paid to financial intermediaries	28,650	95,273

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Commission advances	$17,129	$108,436

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
12b-1 fees retained	$18,337	$76,318

The remaining 12b-1 fees charged to each fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
CDSC retained	$1,023	$59,921

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class R6 Shares	—	1,227
Class I Shares	—	—

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Fund’s outstanding unfunded senior loan commitments were as follows:

Symphony Floating Rate Income
Outstanding unfunded senior loan commitments	$261,441

Notes to Financial Statements (Unaudited) (continued)

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, Symphony Floating Rate Income utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Symphony Floating Rate Income
Maximum Outstanding Balance	$122,000,000

During the Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Symphony Floating Rate Income
Average daily balance outstanding	$24,271,186
Average annual interest rate	3.50%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities. During the current fiscal period, Symphony Credit Opportunities did not utilize this facility.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

11. Subsequent Events

Fund Name and Policy Changes

Effective August 2019, Symphony Credit Opportunities’ name will be changed to Nuveen Symphony High Yield Income Fund.

The Fund currently invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade. When the Fund’s name changes to Nuveen Symphony High Yield Income Fund, the Fund will be required to invest, under normal circumstances, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt instruments (e.g., bonds and loans) rated below investment-grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable credit quality. Additionally, the Fund currently may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. When the Fund’s name changes, it will be permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 853o Boston, MA 02266-8530 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the ICE BofAML U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The ICE BofAML U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MSA-SCFR-0319P 838673-INV-B-05/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 6, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: June 6, 2019